Earnings per share - Schedule of result attributable to ordinary shares (Details) - USD ($)	6 Months Ended		12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021 [1]	Dec. 31, 2021
Earnings per share [abstract]
Result for the period (in USD)	$ (48,275,904)	$ (160,689,698)
Weighted average number of ordinary shares (in shares)	201,745,255	201,677,981	201,677,981
Basic earnings per share (in dollars per share)	$ (0.24)	$ (0.80)

[1]	In order to improve the relevancy of the accounting information of the income statement, the Company reclassified certain cost elements without impact on profit (loss) for the period. These changes have been adopted in 2021 to improve comparability within the sector. They have been applied retrospectively and comparative information has been revised.